EXHIBIT 10.22.1

GAS TRANSACTION CONFIRMATION

1. BUYER:	SELLER:	GAS TRANS. AG.	DATE FORM
		EFF. DATE:	DELIVERED:
Cascade Natural Gas Corp.	Engage Energy Canada, ILP.	October 1, 1995	Sep. 8, 2000
#2350
2.
DETAILS OF TRANSACTIONS:

Trans.N	Start	End	Quantity/day	Price Qual. of Service
Del. Point 0.	Del. Date/Time	Rec. Date/Time	(MMBtu)	(Cdn$)
pipe	pipe
(See 3. below) (Int, Firm or EFP)
	See Sec 3	See Sec 3	27037 MMBtu	See Sec 3 Firm
KINGSGATE	WEI	WEI
3.
SPECIAL PROVISIONS INCLUDING PRICE DETAILS (if any):

1.
Commodity Price of Original August 17, 1994 Contract.

    Price for Nov. 1/00 - Oct. 31/01 (as per Amending Agreement dated August 15, 2000) as follows—

    a.
    The Gas Commodity Price to be paid for gas delivered each month during the period commencing on November 1, 2000 and expiring on October 31, 2001 shall be calculated as a percentage price determined under Subsection c below, based upon a weighted average of the following published prices (the Index Price):

    (i)
    the "Rocky Mountain" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, Inside F E R C's Gas Market Report in the table entitled, "Prices of Spot Gas Delivered to Pipelines  •  (per MMBtu dry)", under the "Northwest Pipeline Corp." entry multiplied by 26%; and

    (ii)
    the "Canadian Border" designated supply source into the Northwest pipeline system, as that price is provided in the publication entitled, Inside F E R C's Gas Market Report in the table entitled, Prices of Spot Gas Delivered to Pipelines  •  (per MMBtu dry) under the "Northwest Pipeline Corp" entry multiplied by 35%; and

    (iii)
    the AECO "C" & N.I.T. One-Month Spot price as published by the "Canadian Gas Price Reporter" in the table entitled, Canadian Natural Gas Supply Prices under the column entitled Avg in U.S$/ MMBtu multiplied by 39%.

    b.
    The reference publication issue to determine the Gas Commodity Price for a month shall be the first issue which is published after the first day of the month.

    c.
    The percentage of the Index Price shall be as follows:
        November 1, 2000 March 31, 2001—91%
        April 1, 2001 - October 31, 2001—87.5%

  2.
  PRICE CONVERSION:

  i)
  Nov. 1/00 - Mar. 31/01
  Price conversion transacted on September 7 & 8, 2000 for 27,037 MMBtu/Day (Firm/Fixed Obligation) Price = US $[*] per MMBtu

    ii)
    Apr. 1/00 - Oct. 31/00
    Price Conversion transacted on September 7, 2000 for volumes 5,000 MMBtu/Day (Firm/Fixed Obligation) Price = US $[*] per MMBtu.

    Volume greater than 5,000 MMBtu/Day up to 27,037 MMBtu/Day is firm delivery based on original pricing as per Section 1 above.

  3.
  LOAD FACTOR COMMITMENT

  i)
  All price conversion volumes dictate a 100% minimum load factor.

    [*] = Redacted

4.
ADDRESSES, OPERATIONS AND BILLINGS AND PAYMENT INFORMATION:

Engage Energy Canada, L.P. 1100, 421 - 7th Avenue S.W. Calgary, Alberta Canada T2P 4K9	Cascade Natural Gas Corp. ("Customer") 222 Fairview Avenue North Seattle WA 98109 U.S.A.
Marketing Representative Name: Jeff Thompson Phone: (403) 297-1838 Fax: (403) 269-6909	Marketing Representative: Pattie Grable Phone: (206) 381-6829 Fax: (206) 624-7215
Accounting Contact: Lisa Freund Phone: (403) 297-0364 Fax: (403) 269-5909	Accounting Contact: Phone: (403) Fax: (403)
Operations Contact: Shelley Langdon Phone: (403) 297-0381 Fax: (403) 269-5909 Wire Transfer Acct.	Operations Contact: Phone: (403) Fax: (403) Wire Transfer Acct.

5.
(a) The above are the essential binding terms of the transaction in question. If a formal master physical agreement is in effect between the parties, then the above confirmation terms are subject to that agreement. In the event of any conflict between this transaction and the terms of the formal agreement the terms above prevail. If no formal agreement exists, then the parties will finalize and sign one, failing which this transaction remains binding on the parties. Upon finalizing that agreement, the above transaction will form a part of, and be subject to, that formal agreement.

ENGAGE ENERGY CANADA, L.P. ("Engage") Per Jeff A. Thompson Vice President Supply and Marketing BC/PNW Region Dated: Sep. 8, 2000	CASCADE NATURAL GAS CORP. ("the Customer") Per King Oberg Vice President Dated:

    [*] = Redacted